UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a- 6(e)(2) )

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CHINA PHARMA HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

CHINA PHARMA HOLDINGS, INC.	CONTROL ID:
REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for the Annual Meeting of Stockholders
	DATE:	December 20, 2019 (local time), December 19, 2019 (eastern time)
	TIME:	9:00 a.m. local time, 8:00 pm eastern time
	LOCATION:	Conference Room, 2nd Floor, Jiahai Building, No. 17 Jinpan Road, Haikou, Hainan Province, China 570216
HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: Call toll free 1-866-752-8683	FAX: Send this card to 202-521-3464	INTERNET: https://www.iproxydirect.com/CPHI and follow the on-screen instructions.	EMAIL: proxy@iproxydirect.com Include your Control ID in your email.

This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement is available at: https://www.iproxydirect.com/CPHI

If you want to receive a paper copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request, as instructed above, before december 5, 2019.

you may enter your voting instructions at https://www.iproxydirect.com/CPHI until 11:59 pm eastern time December 18, 2019

The purposes of this meeting are as follows:

1.    To elect three independent director nominees to our board to serve until the next annual meeting and until their successors are elected and qualified;

2.    to approve the amendment to our 2010 long-term incentive plan

3.    to approve, on a non-binding, advisory basis, the compensation of our named executive officer as disclosed in this proxy statement pursuant to the compensation disclousre rules of the securities and exchange commision; and

4.    to transact such other business as may properly come before the annual meeting or any adjournment thereof.

Pursuant to Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Annual meeting are available on the Internet. Follow the instructions above to view the materials and vote or request printed copies.

The board of directors has fixed the close of business on November 1, 2019 as the record date for the determination of stockholders entitled to receive notice of the Annual Meeting and to vote the shares of our common stock.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR ALL” ON PROPOSAL 1, “FOR” ON PROPOSAL 2, AND “FOR” ON PROPOSAL 3.

Please note - This is not a Proxy Card - you cannot vote by returning this card

CHINA PHARMA HOLDINGS, INC. SHAREHOLDER SERVICES 1 Glenwood Avenue Suite 1001 Raleigh NC 27603	FIRST-CLASS MAIL US POSTAGE PAID RALEIGH NC PERMIT # 870

Time Sensitive shareholder information enclosed

IMPORTANT SHAREHOLDER INFORMATION

your vote is important

CHINA PHARMA HOLDINGS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

annual meeting OF STOCKHOLDERS – DECEMBER 19, 2019 at 8:00 P.M. EASTERN TIME

(DECEMBER 20, 2019 AT 9 A.M. LOCAL TIME)

CONTROL ID:
REQUEST ID:

This Proxy is Solicited on Behalf of the Board of Directors of China Pharma Holdings, Inc. The undersigned hereby appoints Zhilin Li as proxy, with full power of substitution, to vote as designated below all of the shares the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Conference Room, 2nd Floor, Jiahai Building, No. 17 Jinpan Road, Haikou, Hainan Province, China 570216 on Friday, December 20, 2019, at 9:00 a.m. local time (Thursday, December 19, 2019 at 8:00 p.m., Eastern Time), and any adjournments or postponements thereof, and otherwise to represent the undersigned at the meeting, with all powers possessed by the undersigned if personally present at the meeting.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/CPHI
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF CHINA PHARMA HOLDINGS, INC.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		à	FOR ALL	AGAINST ALL	FOR ALL EXCEPT
	To elect three independent director nominees to our Board of Directors to serve until the next annual meeting and until their successors are elected and qualified:		☐	☐
	Gene Michael Bennett				☐
	Yingwen Zhang				☐	Control ID:
	Baowen Dong				☐	REQUEST ID:
Proposal 2		à	FOR	AGAINST	ABSTAIN
	To approve the amendment to our 2010 Long-Term Incentive Plan.		☐	☐	☐

Proposal 3		à	FOR	AGAINST	ABSTAIN
	To approve, on a non-binding, advisory basis, the compensation of our named executive officer as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.		☐	☐	☐

Proposal 4		à	FOR	AGAINST	ABSTAIN
	To transact such other business as may properly come before the annual meeting or any adjournment thereof.		☐	☐	☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2019

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)